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                                                                   EXHIBIT 10.23

                      STANDARD COMMERCIAL-INDUSTRIAL LEASE


1. PARTIES. This Lease, dated August 1, 2000, for reference purposes only, is made by and between La Bajada Land Company L.L.C., (herein called "Lessor") and MicroHelix Labs (herein called "Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all the conditions set forth herein, that certain real property situated in the County of Pima, State of Arizona, commonly known as 4581 S. Butterfield Dr., attached hereto and made a part hereof. Said real property including the land and all improvements thereon, is herein called "The Premises." All dimensions and areas quoted herein are approximate.

3. TERM.

        3.1 TERM. The term of this Lease shall be for three years, commencing on September 1, 2000, and ending on August 31, 2003, unless sooner terminated pursuant to any provision hereof. The term may be extended two (2) years upon mutual agreement of landlord and tenant.

        3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement data, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefore, nor shall failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor, by reason outside the reasonable control of Lessor shall not have delivered possession of the Premises within thirty (30) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof; such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below, pro-rated for any partial month of occupancy.

4. RENT. Lessee shall pay, by the first day of each month to Lessor a monthly rental of:

Months  1-12          $3,525 per month      2000-2001
Months 13-24          $3,665 per month      2001-2002
Months 25-36          $3,810 per month      2002-2003
Months 37-48          $4,000 per month      (optional)
Months 49-60          $4,200 per month      (optional)



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In lawful money of the United States of America for each and every month of the
Lease. The Lessee further agrees to pay in addition to the rent as provided herein, all privilege, sales, excise, and other taxes (except income taxes) imposed by any State, Federal, or municipal agency upon the rentals herein provided to be paid by the Lessee to the Lessor. Said payment shall be in addition to and accompanying each rental payment made by Lessee to Lessor.

The total rent due under this Lease shall be One Hundred Thirty-Two Thousand Dollars ($132,000), not including applicable rent tax (currently 1% in the City of Tucson). Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

5. SECURITY DEPOSIT. [Lessee shall deposit with Lessor upon execution] hereof Three Thousand Dollars ($3,000) as security [for] Lessee's faithful performance of Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of the Lease, Lessor may use, apply, or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand thereof deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated, and Lessee's failure to do so shall be a materials breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of the Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises.

6. USE.

        6.1 USE. The Premises shall be used and occupied only for office, warehouse, repackaging of cables and microelectronic components and related uses.

        6.2 COMPLIANCE WITH LAW. Lessee shall at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, and requirements in effect during the term or any part of the term hereof regulating the use by Lessee of the Premises. Lessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one Tenant of the building containing the Premises, which shall tend to disturb such other Tenants.



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        6.3 CONDITION OF PREMISES. Lessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to Lessor's representation and warranty that as of the Commencement Date of Premises will comply with all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business (see Provision 23).

7. MAINTENANCE, REPAIRS AND ALTERATIONS.

        7.1 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraph 9, Lessor, at Lessor's expense shall keep in good order, condition, and repair the foundations, exterior walls, and exterior roof of the Premises. The Lessee shall give the Lessor prompt notice of any defects or breakage in the structure, equipment, fixtures, or of any unsafe conditions upon or within the Leased Premises. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense.

        7.2 LESSEE'S OBLIGATIONS.

                (a) Lessee shall, at the expense throughout the terms of the Lease, maintain, service, replace, and keep in good repair the interior structures and mechanical equipment, including such items as floors, ceilings, walls, doors, glass, plumbing, painting, heating and cooling equipment, air conditioning, partitions electrical and electrical fixtures, and surrender same upon the expiration of the term herein or renewal thereof in the same condition as received, ordinary wear and use excepted. Lessor hereby warrants that the heating and cooling equipment and air conditioning will be in good working order at the time of occupancy by the Lessee, and Lessor hereby agrees to repair or replace the heating and cooling equipment and air conditioning at its sole cost and expense in the event there is a malfunction within the first six (6) months of Lessee's occupancy.

                (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, broom clean, ordinary wear and tear excepted. Lessee shall repair any damage to the Premises occasioned by the removal of its trade fixtures, furnishings and equipment pursuant to Paragraph 7.3 which repair shall include the patching and filling of holes and repair of structural damage. Lessee shall not be required to remove any approved leasehold improvement made by it or for its benefit.

        7.3 ALTERATIONS AND ADDITIONS.

                (a) Alterations may not be made to the premises without the prior written consent of the Lessor, and any alterations of the Premises, excepting movable furniture and machinery, and trade fixtures, shall become part of the realty and belong to the Lessor upon termination of this Lease. However, this shall not prevent the Lessee from installing trade



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fixtures, machinery, or other trade equipment in conformance with the ordinance of the City of Tucson and Pima County, Arizona and provided the Premises are not damaged by such removal. The Lessee shall keep the Premises, the building, and the property in which the Lease Premises are situated free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by the Lessee. It is further understood and agreed that under no circumstances is the Lessee to be deemed the agent of the Lessor for any alteration, repair, or operation of the building upon the Premises, the same being done at the sole expense of the Lessee and all contractors, materialmen, mechanics, and laborers are hereby charged with notice that they must look to the Lessee only for the payment of any charge for work done and materials furnished upon the Premises during the term of this Lease.

                (b) Lessee shall be under no obligation to remove any approved alterations, additions, improvements, additions, and utility installations.

8. INSURANCE; INDEMNITY.

        8.1 LIABILITY INSURANCE. Lessee shall at Lessee's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount of not less than $200,000 for injury to or death of one person in any one accident or occurrence and in an amount of not less than $1,000,000 for injury to or death of more than one person in any one accident or occurrence. Such insurance shall further insure Lessee against liability for property damage of at least $100,000. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. If Lessee shall fail to procure and maintain said insurance, Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee.

        8.2 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of the Lease a policy or policies of insurance covering loss or damage to the Premises, in the amounts of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk). Lessee shall pay during the term hereof, in addition to rent, the amount of any increase in premiums for the insurance required under this Paragraph 8.2 over and above such premiums paid by Lessor during the first full year of the term of this Lease in which Lessor shall have maintained [ ] insurance required under this Paragraph 8.2 whether such premium increase shall be the result of the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, or increased valuation of the Premises. Lessee shall pay any such premium increases to Lessor within thirty (30) days after receipt by Lessee of a copy of the premium statement or other satisfactory evidence of the amount due. If the term of this Lessee shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for premium increases shall be prorated on an annual basis. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.2.



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        8.3 INSURANCE POLICIES. Insurance required hereunder shall be in companies rated AAA or better in "Best's Insurance Guide." Lessee shall deliver to Lessor a certificate of insurance evidencing the insurance coverage required under Paragraph 8.1

        8.4 WAIVER OF SUBROGATION. Lessee and Lessor each hereby waives any and all rights of recovery against the other, or against the officers, employees, agents, and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in the Lease.

        8.5 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims of third parties arising form Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work, or things done, permitted, or suffered by Lessee in or about the Premises or elsewhere, or by any of the Lessee's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses, and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee upon written notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to claims in respect thereof against Lessor. Likewise, Lessor, to the extent covered by its insurance policies, hereby waiver all claims in respect thereof against Lessee, Lessee's employees, invitees, customers and any other person in or about the Premises.

        8.6 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise, or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water, or rain, or from the breakage, leakage, obstruction, or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning, or light fixtures or from any other cause whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the damage or injury to the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other Tenant, if any, of the building in which the Premises are located. Further, no individual, or member of a joint venture, tenancy in common, firm or partnership, general or limited, which may be the Lessor or any successor in interest, shall be subject to personal liability with respect to any of the covenants or conditions of this lease. The Lessee shall look solely to the equity of the Lessor in the property, and the rents, issues and profits derived there from for the satisfaction of the remedies of the Lessee in the event of _____ breach by the Lessor. It is mutually [agreed] that this clause is and shall be con[sidered] an integral part of the aforesaid lease.



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9. DAMAGE OR DESTRUCTION.

        9.1 DAMAGE OR DESTRUCTION. If during the term of this Lease or extension thereof all or part of the building or structures now and hereafter located upon the Premises should be destroyed partially or totally by fire or other casualty, this Lease shall continue thereafter in full force and effect except as hereinafter provided, and the Lessor may cause the reconstruction of said building within the one hundred eighty (180) days following such destruction to substantially the same condition in which it did exist at the time immediately preceding such destruction. The Lessee's obligation to pay rental to the Lessor hereunder shall abate from the date of such destruction until completion of such reconstruction and the terms hereof shall be automatically extended for a period of time equivalent to that during which rent is abated as aforesaid. In the event the Lessor does not commence reconstruction, repair, or replacement of the improvements after loss or damage, this Lease shall be deemed terminated and of no further force or effect. In addition to the insurance requirements hereinbefore set forth in the Lease, the Lessor shall be obligated to obtain and keep continually in force during the primary term of this Lease and during any extension and renewal thereof, fire and extended coverage insurance in an amount of not less than 80% of the full insurable value of the building containing the Premises. Said fire and extended coverage insurance shall be written by a responsible and reputable insurance company and shall be issued with Lessor as named insured. Each party hereto should give evidence of its continuing compliance with the insurance requirements of this Lease by supplying copies of the respective policies and certificates of compliance from the insurers to the other party hereto.

        9.2 ABATEMENT OF RENT: LESSEE'S REMEDIES.

                (a) Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, or restoration.

10. REAL PROPERTY TAXES.

        10.1 PAYMENT OF TAX INCREASES. Lessor shall pay all real property taxes applicable to the Premises; provided, however, that Lessee shall pay, in addition to rent, the amount, if any, by which real property taxes applicable to the Premises increase over the Base Year 2000. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount of such increase and the reasonable computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Lessee's liability for increased taxes for the last partial Lease year shall be prorated on an annual basis.

        10.2 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of assessment, license fee, commercial rental tax, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the



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direct or indirect power to tax, including any city, county, state, or federal government, or any school, agricultural, lighting, drainage, or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises.

        10.3 PERSONAL PROPERTY TAXES.

                (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall [ ] use said trade fixtures, furnishings, equipment, and all other personal property to be assessed and billed separately [ ] the real property of Lessor.

                (b) If any Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. COMMON AREA CHARGES. In addition to the rental herein provided to be paid by Lessee to Lessor, Lessee shall pay to Lessor as additional rent Lessee's Share of the cost of maintaining and repairing the parking area and common areas, a proportionate sum of the increase only of the Total Common Area Charges as hereinafter defined. Said proportionate sum shall be based on the relationship of the square footage of the demised Premises to that of all of the buildings in the Business Center. Total Common Area Charges shall further include all charges for dumpster service, and semi-annual service of mechanical equipment which are attributable to the Business Center, and the cost of lighting maintenance, and repair to the Business Center identification sign.

12. UTILITIES. Lessee shall pay for all gas, heat, light, power, telephone, and other utilities and services supplied to the Premises, together with any taxes thereon.

13. ASSIGNMENT AND SUBLETTING.

        13.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law, assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void, and shall constitute a breach of this Lease.

        13.2 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting, or assignment shall release Lessee or Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The



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acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

14. DEFAULTS; REMEDIES.

        14.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

        (a) The vacating or abandonment of the Premises by Lessee.

        (b) The failure by Lessee to make nay payment of rent or any other payment required to be made by Lessee hereunder, as and when due.

        (c) The failure by Lessee to observe or perform any of the covenants, conditions, or provisions of the Lease to be observed or performed by Lessee, other than described in Paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice hereof from Lessor to Lessee; provided, however, that is the nature, of Lessee's default is such that ore than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

        (d) (i) The making by Lessee of any general [assignment], or general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution, or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days.

        14.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means in which case this Lease shall terminate and Lessee shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including but not limited to, the cost of recovering possession of the Premises; expenses of



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reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee provides could be reasonably avoided; that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of 10% per annum. In the event Lessee shall have abandoned the Premises, Lessor shall have the option of (i) retaking possession of the Premises and recovering from Lessee the amount specified in this Paragraph 14.2(a), or (ii) proceeding under Paragraph 14.2(b).

                (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder, subject to its duty to mitigate its damages.

                (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of Arizona, and where Lessee has violated Paragraph 14.1(b), declare a Landlord's lien on Lessee's personal property located on the Leased Premises. Where a Landlord's lien is declared by Lessor, Lessor may, without notice or demand to Lessee, terminate Lessee's right to possession of the premises until Lessor has secured sufficient personal property or full payment of rent to satisfy the amount of rent owed. Should Lessor declare a Landlord's lien on the Lease Premises pursuant to this provision, this Lease shall not be considered terminated, and Lessor shall have a right to recover rent as it becomes due.

        14.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor specifying wherein Lessor has failed to perform such obligations; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. If Lessor does not perform, mortgagee may perform in Lessor's place and Lessee must accept such performance.

        14.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee



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shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

15. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 35% of the floor area of the improvements on the premises or more than 35% of the land area of the Premises which is not occupied by any improvements, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Lessee shall be entitled to any award for loss or damage to Lessee's trade fixtures and removable property. In the event that this Lease is not terminated by reasons of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefore by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

16. GENERAL PROVISIONS.

        16.1 ESTOPPEL CERTIFICATE.

                (a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge, and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by an prospective purchaser or encumbrance of the Premises.



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                (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance.

                (c) If Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

        16.2 LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a Lessee's interest in a ground lease of the Premises, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained on Lessor's successors and assigns, only during their respective periods of ownership.

        16.3 SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

        16.4 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the rate of 10% per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease.

        16.5 TIME OF ESSENCE. Time is of the essence.

        16.6 CAPTIONS. Article and Paragraph captions are not a part hereof.

        16.7 INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreement of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

        16.8 NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be served personally or by regular mail, addressed to Lessor and Lessee respectively at the addresses set forth after their signatures at the end of this Lease.

        16.9 WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render



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unnecessary the obtaining of Lessor's consent to or approval of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

        16.10 RECORDING. Lessee shall not record this Lease without Lessor's prior written consent, and such recordation shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder. Either party shall upon request of the other, execute, acknowledge, and deliver to the other a "short form" memorandum of this Lease for recording purposes.

        16.11 HOLDING OVER. If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy from month-to-month at a rental in the amount of the last monthly rental plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

        16.12 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

        16.13 COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

        16.14 BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Leases and subject to the provisions of Paragraph 16.2, this Lease shall bind the parties, their personal representatives, successors, and assigns. This Lease shall be governed by the laws of the State of Arizona.

        16.15 SUBORDINATION.

                (a) The Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereunder placed upon the property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof. If any mortgagee, trustee, or ground Lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease or the date of recording thereof.

                (b) The Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust, or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute, and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to do so.



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

        16.16 ATTORNEY'S FEES. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party shall be entitled to his reasonable attorney's fees in any such action, or trial or appeal, to be paid by the losing party as fixed by the court.

        16.17 LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times between 8 a.m. and 5 p.m. weekdays for the purpose of inspecting the same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements, or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" and "For Lease" signs.

        16.18 SIGNS AND AUCTIONS. Lessee shall not place any sign upon the Premises or conduct any auction thereon without Lessor's prior written consent.

        16.19 MERGER. The voluntary or other surrender of this Lease by Lessee or a mutual cancellation thereof, shall not work a merger, and shall at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

        16.20 CORPORATE AUTHORITY. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation, Lessee shall within thirty (30) days after execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease, otherwise the individual executing this Lease guarantees payment.

17. PARKING AND COMMON AREAS. The Lessee, its agents, employees and invitees shall be entitled to park in common with other tenants of Lessor providing that it agrees not to overburden the parking facilities and agrees to cooperate with the lessor and other Tenants in the use of the parking facilities. The Lessor specifically reserves the right, in its absolute discretion, to determine whether parking facilities are becoming overburdened and in such event to allocate the parking spaces among the Lessee to other Tenants, their agent, employees and business invitees using the parking facilities. All loading operations for receipt or shipment of goods, wares, and merchandise by the Lessee shall be done in the rear of the Leased Premises or in such area therein which is specifically designated in writing by the Lessor.

18. SAFETY. Lessee will maintain on Leased Premises at all times during the terms hereof adequate number, size, and type of fire extinguisher as is appropriate to Lessee's business. Lessee will at all times adhere to good safety practices or as may be required by safety inspectors. No goods, merchandise or materials, except flux, solder base, alcohol,



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

normal office products, and such other items as Lessor may reasonable approve shall be kept, stored or sold by Tenant on or about the premises which are in any way hazardous, and Tenant shall not suffer or permit any acts of commission or commission to be done on or about the premises which will increase the existing rate of fire insurance on the building of which the premises are a part shall be paid by Tenant to Landlord with the next succeeding installment of rental. Tenant, at its sole expense, shall comply with any and all requirements of any insurance organizations or company necessary for the maintenance of reasonable fire and public liability insurance covering the premises or the building of which the premises are a part.

19. ATTORNMENT. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Lessor covering the Premises, the Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease, provided such purchaser covenants not to disturb Lessee's occupancy hereunder.

20. RENTAL PAYMENTS. All rental payments should be made payable to La Balada Land Company, L.L.C. and mailed directly to 5343 E. Pima, Suite 201, Tucson, AZ 85712.

21. LESSEE'S OPERATIONS. Lessee warrants that the operation of its business shall be conducted in strict compliance with all applicable environmental and safety laws, rules, regulations and ordinances. Lessee warrants that there is no unreasonable risk to tenants, visitors and others using the Premises arising from Lessee's operations. Lessee shall indemnify, defend and hold harmless Lessor from and against any claim, liability, expense, lawsuit and other damage arising from or relating to Lessee's use of the premises not in conformance with applicable environmental and safety laws, rules regulations and ordinances.

22. JOINT AND SEVERAL LIABILITY. Each person signing this Lease shall be jointly and severally liable for all amounts due hereunder.

23. LESSOR IMPROVEMENTS. Lessor agrees to clean the subject premises, including the carpet and paint the walls of the office.

24. HAZARDOUS SUBSTANCES. Lessee shall be responsible for any damage, contamination, liability, clean up, legal cost, fine, or other result of improper handling, use or storage by Lessee or those for whom in law it is responsible, of any toxic or hazardous materials in the Premises or in transporting such materials by Lessee, or its employees, agents, or contractors, on the real property of Lessor. In the event any agency of any governmental jurisdiction orders Lessee to discontinue the transporting, handling, storage or use of any toxic or hazardous materials in the Premises or on the real property of Lessor, or orders any clean up work resulting from Lessee's handling, use, or storage or such materials, Lessee shall immediately comply with such order. Lessee shall indemnify and defend Lessor from any claim of damage or liability by any person, or entity, arising out of such transportation, handling, use or storage of toxic or hazardous materials by Lessee, or its employees, agents, or contractors.



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

The parties hereto have executed this Lease on the dates specified immediately adjacent to their respective signatures. If this Lease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the Lessor or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto.

LESSOR:                                LESSEE:  Gray Scale, Inc. dba
                                                MicroHelix Labs


By:                                    By: /s/ Jane K. Conner
   ---------------------------------       -------------------------------------

Its:                                   Its: Chief Financial Officer
    --------------------------------        ------------------------------------


Date:                                  Date: 8-10-00
     -------------------------------         ----------------------------------



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